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                         NORTHERN STATES POWER COMPANY
                           (A WISCONSIN CORPORATION)
                              FIRST MORTGAGE BONDS
                             UNDERWRITING AGREEMENT

To the Representatives named in Schedule I hereto of the Underwriters named in
  Schedule II hereto

Dear Sirs:

    Northern States Power Company, a Wisconsin corporation (the "Company"), proposes to sell to the underwriters named in Schedule II hereto (the "Underwriters") for whom you are acting as representatives (the "Representatives"), its First Mortgage Bonds of the designation, with the terms and in the aggregate principal amount specified in Schedule I hereto (the "Bonds") to be issued under its Trust Indenture, dated as of April 1, 1947, from the Company to Firstar Trust Company (formerly known as First Wisconsin Trust Company), as trustee (the "Trustee"), as heretofore supplemented and amended by supplemental trust indentures, including the Supplemental and Restated Trust Indenture dated March 1, 1991, and as to be further supplemented and amended by a supplemental trust indenture relating to the Bonds (such Trust Indenture as so supplemented and amended and as to be so supplemented and amended being hereinafter referred to as the "Indenture"). If the firm or firms listed in
Schedule II hereto include only the firm or firms listed in Schedule I hereto, then the terms "Underwriters" and "Representatives," as used herein, shall each be deemed to refer to such firm or firms.

    1. REPRESENTATIONS AND WARRANTIES BY THE COMPANY. The Company represents and warrants to, and agrees with, each Underwriter that:

        (a) The Company meets the requirements for use of Form S-3 under the Securities Act of 1933, as amended (the "Act") and has filed with the Securities and Exchange Commission (the "Commission") a registration statement on such Form, including a prospectus, for the registration under the Act of the Bonds, which registration statement has become effective. Such registration statement and prospectus may have been amended or supplemented from time to time prior to the date of this Agreement (which date is set forth in Schedule I hereto). Any such amendment or supplement was filed with the Commission and any such amendment has become effective. The Company will file with the Commission a prospectus supplement (the "Prospectus Supplement") relating to the Bonds pursuant to Rule 424 and/or Rule 434 under the Act. Copies of such registration statement and prospectus, any such amendment or supplement and all documents incorporated by reference therein which were filed with the Commission on or prior to the date of this Agreement have been delivered to you and copies of the Prospectus Supplement will be delivered to you promptly after it is filed with the Commission. Such registration statement as amended prior to the date of this Agreement, and such prospectus, as amended and supplemented prior to the date of this Agreement and as supplemented by the Prospectus Supplement, are hereinafter called the "Registration Statement" and the "Prospectus", respectively. Any reference herein to the Registration Statement or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 which were filed under the Securities Exchange Act of 1934, as amended (the "Exchange Act") on or before the date of this Agreement and, if the Company files any document pursuant to the Exchange Act after the date of this Agreement and prior to the termination of the offering of the Bonds by the Underwriters, which documents are deemed to be incorporated by reference into the Prospectus, the term "Prospectus" shall refer also to said prospectus as supplemented by the documents so filed from and after the time said documents are filed with the

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    Commission. There are no contracts or documents of the Company that are required to be filed as exhibits to the Registration Statement or any documents incorporated by reference therein by the Act, the Exchange Act or the rules and regulations thereunder which have not been so filed.

        (b) No order preventing or suspending the use of the Prospectus or the Registration Statement has been issued by the Commission and the Registration Statement, at the date of this Agreement, complied in all material respects with the requirements of the Act, the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act") and the respective rules and regulations thereunder and did not contain any untrue statement of a material fact or omit any material fact required to be stated therein or necessary in order to make the statements therein not misleading; and, at the time the Prospectus Supplement is filed with the Commission and at the Closing Date (as hereinafter defined), the Prospectus will comply in all material respects with the Act and the rules and regulations thereunder and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; PROVIDED that the Company makes no representations or warranties as to (A) that part of the Registration Statement which shall constitute the Statement of Eligibility (Form T-1) under the Trust Indenture Act of the Trustee or (B) the information contained in or omitted from the Registration Statement or the Prospectus in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of any Underwriter through the Representatives specifically for use in connection with the preparation of the Registration Statement or Prospectus.

        (c) The documents incorporated by reference in the Prospectus, when they were filed with the Commission, conformed in all material respects to the requirements of the Exchange Act and the rules and regulations of the Commission thereunder, and any documents so filed and incorporated by reference subsequent to the date of this Agreement will, when they are filed with the Commission, conform in all material respects to the requirements of the Exchange Act, and the rules and regulations of the Commission thereunder; and none of such documents include or will include any untrue statement of a material fact or omit or will omit to state any material fact required to be stated therein or necessary to make the statements therein in the light of the circumstances under which they were made not misleading.

        (d) Deloitte & Touche LLP and Price Waterhouse LLP, which audited certain of the financial statements incorporated by reference in the Registration Statement, are each independent public accountants as required by the Act and the rules and regulations of the Commission thereunder.

        (e) The financial statements of the Company filed as a part of or incorporated by reference in the Registration Statement or Prospectus fairly present the financial position of the Company as of the dates indicated and the results of its operations and changes in financial position for the periods specified, and have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved, except as disclosed in the Prospectus Supplement. The unaudited pro forma financial information incorporated by reference in the Registration Statement and the Prospectus complies in all material respects with the applicable accounting requirements of Rule 11-02 of Regulation S-X and the pro forma adjustments have been properly applied to the historical amounts in the compilation of such information.

        (f) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Wisconsin with due corporate authority to carry on the business in which it is engaged and to own and operate the properties used by it in such business, as described in the Prospectus; the Company is qualified to do business as a foreign corporation and is in good standing under the laws of the State of Michigan; and the Company is not required by the nature of its business to be licensed or qualified as a foreign corporation in any other state or jurisdiction; and, except as set forth in the Prospectus Supplement, the Company has all material licenses and approvals required at the date hereof to conduct its business.

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        (g) The authorized, issued and outstanding capital stock of the Company is as set forth in the Prospectus (except for subsequent issuance, if any, pursuant to reservations or agreements referred to therein); the shares of issued and outstanding capital stock of the Company have been duly and validly issued, are fully paid and non-assessable and are owned by Northern States Power Company, a Minnesota corporation.

        (h) The Company has not sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus Supplement; and, since the respective dates as of which information is given in the Registration Statement and the Prospectus Supplement, the Company has not incurred any liabilities or obligations, direct or contingent, or entered into any transactions, not in the ordinary course of business, which are material to the Company, and there has not been any material change in the capital stock or long-term debt of the Company or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company, otherwise than as set forth or contemplated in the Prospectus Supplement.

        (i) Neither the execution and delivery of this Agreement and the Indenture, the issuance and delivery of the Bonds, the consummation of the transactions herein contemplated, the fulfillment of the terms hereof, nor compliance with the terms and provisions of this Agreement, the Bonds and the Indenture will conflict with, or result in the breach of, any of the terms, provisions or conditions of the Restated Articles of Incorporation, as amended, or By-laws of the Company, or of any contract, agreement or instrument to which the Company is a party or in which the Company has a beneficial interest or by which the Company is bound or of any order, rule or regulation applicable to the Company of any court or of any federal or state regulatory body or administrative agency or other governmental body having jurisdiction over the Company or over its properties.

        (j) The Bonds have been duly authorized for issuance and sale pursuant to this Agreement and, when executed and authenticated in accordance with the Indenture and delivered and paid for as provided herein, will be duly issued and will constitute valid and binding obligations of the Company enforceable in accordance with their terms, except as limited by bankruptcy, insolvency and other laws affecting enforcement of creditors' rights, and will be entitled to the benefits of the Indenture which will be substantially in the form heretofore delivered to you.

        (k) The Indenture has been duly and validly authorized by the Company and, when duly executed and delivered by the Company, assuming due authorization, execution and delivery thereof by the Trustee, will constitute a valid and binding obligation of the Company enforceable in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency or other laws affecting enforcement of creditors' rights.

        (l) The Public Service Commission of Wisconsin has issued its order authorizing the issuance and sale of the Bonds on terms consistent with this Agreement. Each other consent, approval, authorization, order, registration or qualification of or with any regulatory public body, state or federal, that is, or will be at the Closing Date, necessary in connection with the issuance and sale of the Bonds pursuant to this Agreement has been or will be obtained, other than approvals that may be required under state securities laws.

        (m) The Company has good and valid title to all real and fixed property and leasehold rights described or enumerated in the Indenture (except such properties as have been released from the lien thereof in accordance with the terms thereof), subject only to Permitted Encumbrances (as defined in the Indenture).

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        (n) Other than as set forth or contemplated in the Prospectus, there are no legal or governmental proceedings pending to which the Company is a party or of which any property of the Company is the subject which, if determined adversely to the Company, would individually or in the aggregate have a material adverse effect on the financial position, stockholders' equity or results of operations of the Company; and, to the best of the Company's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others.

        (o) The Company has all necessary power under statutory provisions or permits to use its operating electric and gas properties.

        (p) The Company has no "significant subsidiary", within the meaning of Rule 1.02(v) of Regulation S-X under the Act.

        (q) The Company is not an "investment company" or an entity "controlled" by an "investment company", as such terms are defined in the Investment Company Act of 1940, as amended.

        (r) Except as set forth in the Prospectus Supplement, the Company (A) is in compliance with any and all applicable federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), (B) has received all permits, licenses or other approvals required of it under applicable Environmental Laws to conduct its business and (C) is in compliance with all terms and conditions of any such permits, licenses or approvals, except where such noncompliance with Environmental Laws, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals would not, singly or in the aggregate, have a material adverse effect on the Company.

    2. PURCHASE AND SALE. Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Company agrees to sell to the Representatives and each other Underwriter, and the Representatives and each other Underwriter agree, severally and not jointly, to purchase from the Company, at the purchase price set forth in Schedule I hereto, the respective principal amounts of the Bonds set forth opposite their respective names in Schedule II hereto.

    3. DELIVERY AND PAYMENT. Delivery of and payment for the Bonds shall be made at the place, date and time specified in Schedule I hereto (or such other place, date and time not later than eight full business days thereafter as the Representatives and the Company shall designate), which date and time may be postponed by agreement between the Representatives and the Company (such date and time being herein called the "Closing Date"). Delivery of the Bonds shall be made to the Representatives for the respective accounts of the several Underwriters against payment by the several Underwriters through the Representatives of the purchase price thereof to or upon the order of the Company by certified or official bank check or checks payable in New York Clearing House (next day) funds or, if so indicated in Schedule I hereto, in federal (same day) funds. The Bonds will be delivered in definitive registered form except that, if for any reason the Company is unable to deliver the Bonds in definitive form, the Company reserves the right, as provided in the Indenture, to make delivery in temporary form. Any Bonds delivered in temporary form will be exchangeable without charge for Bonds in definitive form. The Bonds will be registered in the names of the Underwriters and in the principal amounts set forth in Schedule II hereto except that if the Company receives a written request from the Representatives prior to noon on the third business day preceding the Closing Date giving the names in which the Bonds are to be registered and the principal amounts thereof (which shall in each case be a multiple of $1,000) the Company will deliver the Bonds so registered. The Bonds will be made available to the Representatives for checking in New York, New York, not later than 2:00 p.m., New York time, on the business day preceding the Closing Date.

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    4.  AGREEMENTS.  The Company agrees with the several Underwriters that:

        (a) With the consent of the Representatives, the Company will cause the Prospectus Supplement to be filed pursuant to Rule 424(b) and/or Rule 434 under the Act and will notify the Representatives promptly of such filing. During the period for which a prospectus relating to the Bonds is required to be delivered under the Act, the Company will promptly advise the Representatives (i) when any amendment to the Registration Statement shall have become effective, (ii) when any subsequent supplement to the Prospectus (including documents deemed to be incorporated by reference into the Prospectus) has been filed, (iii) of any request by the Commission for any amendment of or supplement to the Registration Statement or the Prospectus or for any additional information, and (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the institution or threatening of any proceedings for that purpose. The Company will not file any amendment of the Registration Statement or supplement to the Prospectus (including documents deemed to be incorporated by reference into the Prospectus) unless the Company has furnished to the Representatives a copy for their review prior to filing and will not file any such proposed amendment or supplement to which the Representatives reasonably object. The Company will use its best efforts to prevent the issuance of any such stop order and, if issued, to obtain as soon as possible the withdrawal thereof.

        (b) If, at any time when a prospectus relating to the Bonds is required to be delivered under the Act, any event occurs as a result of which the Prospectus as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it shall be necessary at any time to amend or supplement the Prospectus to comply with the Act or the Exchange Act or the respective rules and regulations of the Commission thereunder, the Company promptly, subject to paragraph (a) of this Section 4, will prepare and file an amendment or supplement to the Prospectus with the Commission or will make a filing with the Commission pursuant to Section 13 or 14 of the Exchange Act, which will correct such statement or omission or will effect such compliance.

        (c) The Company will make generally available to its security holders and to the Representatives a consolidated earnings statement (which need not be audited) of the Company, for a twelve-month period beginning after the date of the Prospectus Supplement filed pursuant to Rule 424(b) and/or Rule 434 under the Act, as soon as is reasonably practicable after the end of such period, but in any event no later than eighteen months after the "effective date of the Registration Statement" (as defined Rule 158(c) under the Act), which will satisfy the provision of Section 11(a) of the Act and the rules and regulations of the Commission thereunder (including at the option of the Company, Rule 158).

        (d) The Company will furnish to each of the Representatives a signed copy of the Registration Statement as originally filed and of each amendment thereto, including the Form T-1 of the Trustee and all powers of attorney, consents and exhibits filed therewith (other than exhibits incorporated by reference), and will deliver to the Representatives conformed copies of the Registration Statement, the Prospectus (including all documents incorporated by reference therein) and, so long as delivery of a prospectus by an Underwriter or dealer may be required by the Act, all amendments of and supplements to such documents, in each case as soon as available and in such quantities as the Representatives may reasonably request.

        (e) The Company will furnish such information, execute such instruments and take such action as may be required to qualify the Bonds for sale under the laws of such jurisdictions as the Representatives may designate and will maintain such qualifications in effect so long as required for the distribution of the Bonds; PROVIDED that the Company shall not be required to qualify to do business in any jurisdiction where it is not now so qualified or to take any action which would subject it to general or unlimited service of process in any jurisdiction where it is not now so subject.

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        (f) So long as the Bonds are outstanding, the Company will furnish (or cause to be furnished) to each of the Representatives, upon request, copies of (i) all reports to stockholders of the Company and (ii) all reports and financial statements filed with the Commission or any national securities exchange.

        (g) During the period beginning from the date of this Agreement and continuing to the Closing Date, the Company will not offer, sell, or otherwise dispose of any first mortgage bonds of the Company (except under prior contractual commitments which have been disclosed to the Representatives), without the prior written consent of the Representatives, which consent shall not be unreasonably withheld.

    5. EXPENSES. Whether or not the transactions contemplated hereunder are consummated or this Agreement is terminated, the Company will pay all costs and expenses incident to the performance of the obligations of the Company hereunder, including, without limiting the generality of the foregoing, all costs, taxes and expenses incident to the issue and delivery of the Bonds to the Underwriters, all fees and expenses of the Company's counsel and accountants, all costs and expenses incident to the preparing, printing and filing of the Registration Statement (including all exhibits thereto), the Prospectus (including all documents incorporated by reference therein) and any amendments thereof or supplements thereto, all costs and expenses (including fees and expenses of counsel) incurred in connection with "blue sky" qualifications, the determination of the legality of the Bonds for investment by institutional investors and the rating of the Bonds, and all costs and expenses of the printing and distribution of all documents in connection with this underwriting. Except as provided in this Section 5 and Section 8 hereto, the Underwriters will pay all their own costs and expenses, including the fees of their counsel and any advertising expenses in connection with any offer they may make.

    6. CONDITIONS TO THE OBLIGATIONS OF THE UNDERWRITERS. The obligations of the Underwriters to purchase the Bonds shall be subject, in the discretion of the Representatives, to the accuracy of the representatives and warranties on the part of the Company contained herein as of the date hereof and the Closing Date, to the accuracy of the statements of Company officers made in any certificates given pursuant to the provisions hereof, to the performance by the Company of its obligations hereunder and to the following additional conditions:

        (a) The Prospectus Supplement relating to the Bonds shall have been filed with the Commission pursuant to Rule 424(b) and/or Rule 434 within the applicable time period prescribed for such filing by the rules and regulations under the Act and in accordance with Section 4(a) hereof; no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission, and all requests for additional information on the part of the Commission shall have been complied with to the Representatives' reasonable satisfaction.

        (b) The Representatives shall be furnished with opinions, dated the Closing Date, of John P. Moore, Jr., General Counsel and Secretary of the Company, substantially in the form included as Exhibit A.

        (c) The Representatives shall have received from Gardner, Carton & Douglas, Chicago, Illinois, counsel for the Underwriters, such opinion or opinions dated the Closing Date with respect to the incorporation of the Company, this Agreement, the validity of the Indenture, the Bonds, the Registration Statement, the Prospectus and other related matters as the Representatives may reasonably require, and the Company shall have furnished to such counsel such documents as they reasonably request for the purpose of enabling them to pass upon such matters.

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        (d) The Company shall have furnished to the Underwriters the opinion of
    Loomis, Ewert, Parsley, Davis & Gotting, special Michigan counsel for the Company, dated the Closing Date, to the effect that:

           (i) the Company is duly authorized as a foreign corporation under the laws of the State of Michigan and has corporate power, right and authority to do business in the State of Michigan in the manner as set forth in the Prospectus to the extent it is authorized to transact such business in the State of Wisconsin, and to own property in the State of Michigan in the manner set forth in the Prospectus;

           (ii) the Indenture is in proper form, conforming to the laws of the State of Michigan, to give and create the lien which it purports to create as to the property therein described and located in the State of Michigan assuming that the Company holds marketable record title to such property, except that the lien of the Indenture may not be effective as to a bona fide purchaser (including a mortgagee) for value of any after-acquired real property from the Company, unless a supplemental indenture to the Trustee specifically describing such property has been duly recorded prior to such purchase or the effective date of recording of such other lien; and the Indenture is duly and properly recorded or filed in all places in Michigan necessary to effectuate the lien of the Indenture as to said property;

          (iii) the Company has all necessary power under Michigan statutory provisions and has all necessary franchises to use its operating electric and gas properties in Michigan, except that no determination has been made whether the Company or its Michigan predecessor has secured permits and approvals, if any, required by the Wetlands Protection Act, 1979 PA 302, and except that the Company does not have electric franchises in the cities of Ironwood, Bessemer and Wakefield, County of Gogebic, State of Michigan. However, counsel for the Company, Aberg, Bell, Blake & Metzner, rendered an opinion on April 19, 1968, that municipal franchises were not required for the cities of Ironwood and Bessemer; and

          (iv) No approval, authorization, consent, certificate or order of any Michigan commission or regulatory authority is required in connection with the issuance and sale of the Bonds by the Company to the Underwriters as provided in this Agreement except as may be required under state securities laws.

        (e) The Company shall have furnished to the Representatives a certificate of the President or any Vice President of the Company, dated the Closing Date, as to the matters set forth in paragraph (a) and (i) of this
    Section 6 and to the further effect that the signers of such certificate have carefully examined the Registration Statement, the Prospectus and this Agreement and that:

           (i) the representations and warranties of the Company in this Agreement are true and correct on and as of the Closing Date with the same effect as if made on the Closing Date, and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date, and

           (ii) there has been no material adverse change in the condition of the Company, financial or otherwise, or in the earnings, affairs or business prospects of the Company, whether or not arising in the ordinary course of business, from that set forth or contemplated by the Registration Statement or Prospectus Supplement.

        (f) The Representatives shall have received letters from the Company's independent public accountants (dated the date of this Agreement and Closing Date, respectively, and in form and substance satisfactory to the Representatives) advising that (i) they are independent public accountants as required by the Act and published rules and regulations of the Commission thereunder, (ii) in their opinion, the financial statements and financial statement schedules incorporated by reference in the Registration Statement and covered by their opinion filed with the Commission under Section 13 of the Exchange Act comply as to form in all material respects

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    with the applicable accounting requirements of the Exchange Act and the published rules and regulations thereunder, (iii) they have performed limited procedures, not constituting an audit, including a reading of the latest available interim financial statements of the Company, a reading of the minutes of meetings of the Board of Directors, committees thereof, and of the Shareholders, of the Company since the date of the most recent audited financial statements included or incorporated by reference in the Prospectus, inquiries of officials of the Company responsible for financial accounting matters and such other inquiries and procedures as may be specified in such letter, and on the basis of such limited review and procedures nothing came to their attention that caused them to believe that:
    (a) any material modifications should be made to any unaudited financial statements of the Company included or incorporated by reference in the Registration Statement or Prospectus for them to be in conformity with generally accepted accounting principles or any unaudited financial statements of the Company included or incorporated by reference in the Registration Statement or Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Exchange Act and the rules and regulations of the Commission applicable to Form 10-Q; (b) with respect to the period subsequent to the date of the most recent financial statements included or incorporated by reference in the Prospectus and except as set forth in or contemplated by the Registration Statement or Prospectus, there were any changes, at a specified date not more than five business days prior to the date of the letter, in the capital stock of the Company, increases in long-term debt or decreases in stockholders' equity or net current assets of the Company as compared with the amounts shown on the most recent consolidated balance sheet included or incorporated in the Prospectus, or for the period from the date of the most recent financial statements included or incorporated by reference in the Prospectus to such specified date there were any decreases, as compared with the corresponding period in the preceding year, in operating revenues, operating income, or net income, except in all instances for changes or decreases set forth in such letter, in which case the letter shall be accompanied by an explanation by the Company as to the significance thereof unless said explanation is not deemed necessary by the Representatives; (iv) they have carried out specified procedures performed for the purpose of comparing certain specified financial information and percentages (which is limited to financial information derived from general accounting records of the Company) included or incorporated by reference in the Registration Statement and Prospectus with indicated amounts in the financial statements or accounting records of the Company and (excluding any questions of legal interpretation) have found such information and percentages to be in agreement with the relevant accounting and financial information of the Company referred to in such letter in the description of the procedures performed by them; and (v) on the basis of a reading of the unaudited pro forma financial information incorporated by reference in the Registration Statement and the Prospectus, carrying out certain specified procedures that would not necessarily reveal matters of significance with respect to the comments set forth in this paragraph (v), inquiries of certain officials of the Company who have responsibility for financial and accounting matters and proving the arithmetic accuracy of the application of the pro forma adjustments to the historical amounts in the unaudited pro forma financial information, nothing came to their attention that caused them to believe that the unaudited pro forma financial information does not comply in form in all material respects with the applicable accounting requirements of Rule 11-02 of Regulation S-X or that the pro forma adjustments have not been properly applied to the historical amounts in the compilation of such information.

        (g) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, there shall not have been any change or decrease specified in the letter or letters referred to in paragraph (f) of this Section 6 which makes it impractical or inadvisable in the judgment of the Representatives to proceed with the public offering or the delivery of the Bonds on the terms and in the manner contemplated by the Prospectus.

        (h) Subsequent to the date hereof, no downgrading shall have occurred, nor shall any notice have been given of any intended or potential downgrading or of any review for a possible change

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    that does not indicate the direction of the possible change, in the rating accorded the Company's debt securities or preferred stock by any "nationally recognized statistical rating organization," as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Act.

        (i) (i) The Company shall not have sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus Supplement, and (ii) since the date of this Agreement, the Company shall not have incurred any liabilities or obligations, direct or contingent, or entered into any transactions, not in the ordinary course of business, which are material to the Company, and there shall not have been any change in the capital stock or long-term debt of the Company or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company otherwise than as set forth or contemplated in the Prospectus Supplement, the effect of which, in any such case described in clause (i) or (ii) is in the judgment of the Representatives so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Bonds on the terms and in the manner contemplated by the Prospectus.

        (j) No Representative shall have advised the Company that the Registration Statement or Prospectus, or any amendment or supplement thereto, contains an untrue statement of fact which in the opinion of counsel for the Underwriters is material or omits to state a fact which in the opinion of counsel for the Underwriters is material and is required to be stated therein or is necessary to make the statements therein not misleading.

        (k) Prior to the Closing Date, the Company shall have furnished to the Representatives such further information, certificates and documents as they may reasonably request.

    If any of the conditions specified in this Section 6 shall not have been fulfilled when and as required by this Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be satisfactory in form and substance to the Representatives and their counsel, this Agreement and all obligations of the Underwriters hereunder may be cancelled at, or at any time prior to, the Closing Date by the Representatives. Notice of such cancellation shall be given to the Company in writing, or by telephone or facsimile transmission confirmed in writing.

    7. CONDITIONS OF COMPANY'S OBLIGATIONS. The obligations of the Company to sell and deliver the Bonds are subject to the following conditions:

        (a) Prior to the Closing Date, no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or, to the knowledge of the Company or the Representatives, threatened.

        (b) The order of the Public Service Commission of Wisconsin referred to in paragraph (l) of Section 1 shall be in full force and effect.

    If any of the conditions specified in this Section 7 shall not have been fulfilled, this Agreement and all obligations of the Company hereunder may be cancelled on or at any time prior to the Closing Date by the Company. Notice of such cancellation shall be given to the Underwriters in writing or by telephone or facsimile transmission confirmed in writing.

    8. REIMBURSEMENT OF UNDERWRITERS' EXPENSES. If the sale of the Bonds provided for herein is not consummated because any condition to the obligations of the Underwriters set forth in Section 6 hereof is not satisfied or because of any refusal, inability or failure on the part of the Company to perform any agreement herein or comply with any provision hereof, other than by reason of a default by any of the Underwriters, the Company will reimburse the Underwriters severally upon demand for all out-of-pocket expenses that shall have been reasonably incurred by them in connection with the proposed purchase and sale of the Bonds.

    9. INDEMNIFICATION. (a) The Company agrees to indemnify and hold harmless each Underwriter and each person who controls any Underwriter within the meaning of either the Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Act, the Exchange Act or other federal or state statutory law or regulation, at common law or otherwise insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the registration statement for the registration of the Bonds as originally filed or in any amendment thereof, or in the Prospectus or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading and agrees to reimburse each such indemnified party for any legal or other expenses reasonably incurred by them in connection with investing or defending any such loss, claim, damage, liability or action; PROVIDED that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Underwriter through the Representatives specifically for use therein and PROVIDED FURTHER that such indemnity with respect to a prospectus included in the registration statement or any amendment thereto prior to the supplementing thereof with the Prospectus Supplement shall not inure to the benefit of any Underwriter (or any person controlling such Underwriter) from whom the person asserting any such loss, claim, damage or liability purchased the Bonds which are the subject thereof if such person was not sent or given a copy of the Prospectus (but without the documents incorporated by reference therein) at or prior to the confirmation of the sale of such Bonds to such person in any case where such delivery is required by the Act and the untrue statement or omission of a material fact contained in such prospectus was corrected in the Prospectus in a timely manner and in sufficient quantities to permit such delivery by the Underwriters. This indemnity agreement will be in addition to any liability which the Company may otherwise have.

    (b) Each Underwriter severally agrees to indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the Registration Statement and each person, if any, who controls the Company within the meaning of either the Act or the Exchange Act, to the same extent as the foregoing indemnity from the Company to the Underwriters but only with reference to written information furnished to the Company by or on behalf of such Underwriter through the Representatives specifically for use in the documents referred to in the foregoing indemnity, and agrees to reimburse each such indemnified party for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action. This indemnity agreement will be in addition to any liability which any Underwriter may otherwise have.

    (c) Promptly after receipt by an indemnified party under this Section 9 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this
Section 9, notify the indemnifying party in writing of the commencement thereof; but the omission to so notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under this Section 9. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and, to the extent that it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof, with counsel satisfactory to such indemnified party; PROVIDED THAT if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party, or parties shall have the right to select separate counsel to assume such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election to to assume the defense of such action and approval by the indemnifying party of counsel, the indemnifying party will not be liable to such indemnifying party under this
Section 9 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnifying party shall have employed separate counsel in connection with the assertion of legal defenses in accordance with the proviso to the next preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel and one local counsel, approved by the Representatives in the case of subparagraph (a), representing the indemnifying parties under paragraphs (a) or (b), as the case may be, who are parties to such action), (ii) the indemnifying party shall not have employed counsel satisfactory to the indemnifying party to represent the indemnifying party within a reasonable time after notice of commencement of the action or
(iii) the indemnifying party has authorized the employment of counsel for the indemnifying party at the expense of the indemnifying party; and except that, if clause (i) or (iii) is applicable, such liability shall be only in respect of the counsel referred to in such clause (i) or (iii).

    (d) If the indemnification provided for in this Section 9 is unavailable or insufficient to hold harmless an indemnified party under paragraph (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other hand from the offering of the Bonds. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under paragraph (c) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus Supplement. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or the Underwriters on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Underwriters agree that it would not be just and equitable if contributions pursuant to this paragraph (d) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this paragraph (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this paragraph (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this paragraph (d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Bonds underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11 (f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations in this paragraph
(d) to contribute are several in proportion to their respective underwriting obligations and not joint.

    (e) The obligations of the Company under this Section 9 shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act; and the obligations of the Underwriters under this Section 9 shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company and to each person, if any, who controls the Company within the meaning of the Act.

    10. DEFAULT BY AN UNDERWRITER. (a) If any Underwriter shall default in its obligation to purchase the Bonds which it has agreed to purchase hereunder (in this Section called "Unpurchased Bonds"), the Representatives may in their discretion arrange for themselves or any party or other parties to purchase such Unpurchased Bonds on the terms contained herein. If within thirty-six hours after such default by any Underwriter the Representatives do not arrange for the purchase of such Unpurchased Bonds, then the Company shall be entitled to a further period of thirty-six hours within which to procure another party or other parties satisfactory to the Representatives to purchase such Unpurchased Bonds on such terms. If the event that, within the respective prescribed period, the Representatives notify the Company that they have so arranged for the purchase of such Unpurchased Bonds, the Representatives or the Company shall have the right to postpone the Closing Date for such Unpurchased Bonds for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus as amended or supplemented, or in any other documents or arrangements, and the Company agrees to file promptly any amendments or supplements to the Registration Statement or the Prospectus which in the opinion of the Representatives may thereby be made necessary. The term "Underwriter" as used in this Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to this Agreement with respect to such Unpurchased Bonds.

    (b) If, after giving effect to any arrangements for the purchase of the Unpurchased Bonds of a defaulting Underwriter or Underwriters by the Representatives and the Company as provided in paragraph (a) above, the aggregate principal amount of such Unpurchased Bonds which remains unpurchased does not exceed one-eleventh of the aggregate principal amount of the Bonds, then the Company shall have the right to require each non-defaulting Underwriter to purchase the principal amount of Bonds which such Underwriter agreed to purchase hereunder and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the principal amount of Bonds which such Underwriter agreed to purchase hereunder) of the Unpurchased Bonds of such defaulting Underwriter or Underwriters for which such arrangements have not been made, but nothing herein shall relieve a defaulting Underwriter from liability for its default.

    (c) If, after giving effect to any arrangements for the purchase of the Unpurchased Bonds of a defaulting Underwriter or Underwriters by the Representatives and the Company as provided in paragraph (a) above, the aggregate principal amount of Unpurchased Bonds which remains unpurchased exceeds one-eleventh of the aggregate principal amount of the Bonds, as referred to in paragraph (b) above, if the Company shall not exercise the right described in paragraph (b) above to require non-defaulting Underwriters to purchase Unpurchased Bonds of a defaulting Underwriter or Underwriters, then this Agreement shall thereupon terminate, without liability on the part of any non-defaulting Underwriter or the Company, except for the expenses to be borne by the Company and the Underwriters as provided in Section 5 hereof and the indemnity and contribution agreements in Section 9 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

    11. TERMINATION. This Agreement shall be subject to termination in the absolute discretion of the Representatives, by notice given to the Company prior to delivery of and payment for all Bonds, if prior to such time (i) trading in securities generally on the New York Stock Exchange shall have been suspended or limited or minimum prices shall have been established on such Exchange, (ii) a banking moratorium shall have been declared either by federal, Wisconsin or New York State authorities, (iii) trading in any securities of the Company shall have been suspended or halted, or (iv) there shall have occurred any outbreak or exclamation of hostilities involving the United States or the declaration by the United States of a war or national emergency or any other calamity or crisis the effect of which on the financial markets in the United States is such as to make it, in the judgment of the Representatives, impracticable or inadvisable to proceed with the public offering or delivery of the Bonds on the terms and in the manner contemplated in the Prospectus.

    12. REPRESENTATIONS AND INDEMNITIES TO SURVIVE DELIVERY. The respective agreements, representations, warranties, indemnities and other statements of the Company, of its officers and of the Underwriters set forth in or made pursuant to the Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or the Company or any of their respective officers, directors or controlling persons within the meaning of the Act, and will survive delivery of and payment for the Bonds. The provisions of Sections 5, 8 and 9 hereof shall survive the termination or cancellation of this Agreement.

    13. NOTICES. All communications hereunder will be in writing and, if sent to the Representatives, will be mailed, delivered or transmitted and confirmed to them at their address set forth for that purpose in Schedule I hereto or, if sent to the Company, will be mailed, delivered or transmitted and confirmed to it at 100 North Barstow Street, Eau Claire, Wisconsin 54701, attention Secretary.

    14. SUCCESSORS. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers and directors and controlling persons referred to in Section 9 hereof, and no other person will have any right or obligation hereunder.

    15. APPLICABLE LAW. This Agreement will be governed by and construed in accordance with the laws of the State of Wisconsin.

    16. COUNTERPARTS. This Agreement may be executed in counterparts, all of which, taken together, shall constitute a single agreement among the parties to such counterparts.

    17. REPRESENTATION OF THE UNDERWRITERS. The Representatives represent and warrant to the Company that they are authorized to act as the representatives of the Underwriters in connection with this financing and that the Representatives' execution and delivery of this Agreement and any action under this Agreement taken by such Representatives will be binding upon all Underwriters.

    18. OTHER. Time shall be of the essence for all purposes of this Agreement. As used herein, "business day" shall mean any day when the Commission's office in Washington D.C. is open for business.

    If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a binding agreement among the Company and the several Underwriters.

                                        Very truly yours,
                                        NORTHERN STATES POWER COMPANY

                                        By          /s/ NEAL A. SIIKARLA
                                             -----------------------------------
                                                          Treasurer

The foregoing Agreement is hereby
  confirmed and accepted as of the
  date first above written.

BEAR, STEARNS & CO. INC.

By /s/ LEWIS A. SACHS
   -----------------------------------
   FOR ITSELF OR THEMSELVES AND AS
   REPRESENTATIVES OF THE SEVERAL
   UNDERWRITERS, IF ANY, NAMED IN
   SCHEDULE II TO THE FOREGOING
   AGREEMENT.

    If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a binding agreement among the Company and the several Underwriters.

                                          Very truly yours,
                                          NORTHERN STATES POWER COMPANY
                                          By ___________________________________
                                                         Treasurer

The foregoing Agreement is hereby
  confirmed and accepted as of the
  date first above written.

GOLDMAN, SACHS & CO.

By ___________________________________
   FOR ITSELF OR THEMSELVES AND AS
   REPRESENTATIVES OF THE SEVERAL
   UNDERWRITERS, IF ANY, NAMED IN
   SCHEDULE II TO THE FOREGOING
   AGREEMENT.

    If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a binding agreement among the Company and the several Underwriters.

                                          Very truly yours,
                                          NORTHERN STATES POWER COMPANY
                                          By ___________________________________
                                                         Treasurer

The foregoing Agreement is hereby
  confirmed and accepted as of the
  date first above written.

MERRILL LYNCH & CO.

By ___________________________________
   FOR ITSELF OR THEMSELVES AND AS
   REPRESENTATIVES OF THE SEVERAL
   UNDERWRITERS, IF ANY, NAMED IN
   SCHEDULE II TO THE FOREGOING
   AGREEMENT.

    If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a binding agreement among the Company and the several Underwriters.

                                          Very truly yours,
                                          NORTHERN STATES POWER COMPANY
                                          By ___________________________________
                                                         Treasurer

The foregoing Agreement is hereby
  confirmed and accepted as of the
  date first above written.

MORGAN STANLEY & CO. INCORPORATED

By ___________________________________
   FOR ITSELF OR THEMSELVES AND AS
   REPRESENTATIVES OF THE SEVERAL
   UNDERWRITERS, IF ANY, NAMED IN
   SCHEDULE II TO THE FOREGOING
   AGREEMENT.

                                   SCHEDULE I

Underwriting Agreement dated December 12, 1996

Registration Statement No. 333-03173

Representatives and Addresses:   Bear, Stearns & Co. Inc.
                                 245 Park Avenue
                                 New York, New York 10167

Bonds:

      Designation:        First Mortgage Bonds, Series due December 1, 2026,
7 3/8%

  Principal Amount:    $65,000,000

  Supplemental Indenture dated as of December 1, 1996

  Date of Maturity:    December 1, 2026

      Interest Rate:    7 3/8% per annum, payable June 1 and December 1 of each
                        year, commencing June 1, 1997

      Purchase Price:    99.017% of the principal amount thereof, plus accrued
                         interest, if any, from December 1, 1996 to the date of payment and delivery.

      Public Offering Price:    99.587% of the principal amount thereof, plus
                                accrued interest, if any, from December 1, 1996 to the date of payment and delivery.

Payment to be made in federal (same day) funds.    _X_ Yes    ____ No

Closing Date and Location:   December 19, 1996
                             Northern States Power Company
                             414 Nicollet Mall
                             Minneapolis, MN 55401

Office for Delivery of Bonds:   The Depository Trust Company
                                55 Water Street
                                New York, New York 10041

Office for Payment of Bonds:   Northern States Power Company
                               414 Nicollet Mall
                               Minneapolis, MN 55401

Office for Checking of Bonds:   The Depository Trust Company
                                55 Water Street
                                New York, New York 10041

                                  SCHEDULE II

                                                                                                      PRINCIPAL
                                                                                                      AMOUNT OF
NAME OF UNDERWRITER                                                                                     BONDS
                                                                                                    --------------
Bear, Stearns & Co. Inc...........................................................................  $   65,000,000
                                                                                                    --------------
            Total.................................................................................  $   65,000,000
                                                                                                    --------------
                                                                                                    --------------

                                                                       EXHIBIT A

                     FORM OF OPINION OF JOHN P. MOORE, JR.
RE: $65,000,000 PRINCIPAL AMOUNT OF FIRST MORTGAGE BONDS, SERIES DUE DECEMBER 1,
                                  2026, 7 3/8%
           OF NORTHERN STATES POWER COMPANY, A WISCONSIN CORPORATION.

Gentlemen:

    For the purpose of rendering this opinion, I have examined the proceedings taken by Northern States Power Company, a Wisconsin corporation, herein called the "Company," with respect to the issue and sale by the Company of $65,000,000 principal amount of First Mortgage Bonds, Series due December 1, 2026, 7 3/8% herein called the "Bonds." In connection therewith, I have participated in the preparation of the proceedings for the issuance and sale of the Bonds, including the Underwriting Agreement dated December 12, 1996 (the "Underwriting Agreement") between you and the Company relating to your purchase of the Bonds, and have either participated in the preparation of or examined the Trust Indenture dated April 1, 1947, the 12 Supplemental Trust Indentures thereto, the Supplemental and Restated Trust Indenture dated March 1, 1991, and the Supplemental Trust Indenture dated as of December 1, 1996, creating the Bonds, all from the Company to Firstar Trust Company (formerly known as First Wisconsin Trust Company), as Trustee (which Trust Indenture and Supplemental Trust Indentures are herein collectively called the "Indenture"). I have also participated in the preparation of or examined the registration statement and the accompanying prospectuses and any supplements thereto, as filed under the Securities Act of 1933, as amended (herein called the "Act"), with respect to the Bonds. The terms "Registration Statement" and "Prospectus" as used herein shall have the meanings ascribed to such terms by the Underwriting Agreement. My examination has extended to all statutes, records, instruments, and documents which I have deemed necessary to examine for the purposes of this opinion.

    I am of the opinion that:

        1. The Company is a legally existing corporation under the laws of the State of Wisconsin; has corporate power, right, and authority to do business and to own property in the State of Wisconsin in the manner and as set forth in the Prospectus; has no "significant subsidiaries" within the meaning of Rule 1.02(v) of Regulation S-X under the Act; and has corporate power, right, and authority to make the Indenture and issue and sell the Bonds;

        2. The authorized capital stock of the Company is as set forth in the Prospectus and all of the issued shares of capital stock of the Company have been duly authorized and validly issued, are fully paid and non-assessable and are owned by Northern States Power Company, a Minnesota corporation;

        3. The Underwriting Agreement has been duly authorized, executed, and delivered by the Company and is a valid and binding obligation of the Company, except to the extent that the provisions for indemnities in the Underwriting Agreement may be held to be unenforceable as against public policy.

        4. The Indenture has been duly authorized by appropriate corporate proceedings on the part of the Company, has been duly executed and delivered and constitutes a legal, valid, and binding instrument enforceable in accordance with its terms, except as the provisions of the United States Bankruptcy Code may affect the validity of the lien thereof with respect to proceeds, products, rents, issues, or profits realized, and additional property acquired, after the commencement of a case under said Code, and except as enforcement of the provisions of the Indenture may be limited by the laws of the States of Michigan and Wisconsin (where property covered thereby is located) affecting the remedies for the enforcement of the security provided in the Indenture (which states' laws do not in my opinion make such remedies inadequate for realization of the benefits of such security) or except as the same may be limited by bankruptcy or insolvency laws or other similar laws; and the Indenture constitutes a valid mortgage effective to create a lien for the security of the Bonds upon the property now owned by the Company therein specifically described as subject to the lien thereof, except as otherwise provided therein with respect to specific property or classes of property;

        5. The Indenture is in proper form, conforming to the laws of the State of Wisconsin, to give and create the lien which it purports to create and has been and now is duly and properly recorded or filed in all places in the State of Wisconsin necessary to effectuate the lien of the Indenture.

        6. The Company has good and valid title to all real and fixed property and leasehold rights described or enumerated in the Indenture (except such properties as have been released from the lien thereof in accordance with the terms thereof), subject only to: (A) taxes and assessments not yet delinquent; (B) the lien of the Indenture; (C) as to parts of the Company's property, certain easements, conditions, restrictions, leases, and similar encumbrances which do not affect the Company's use of such property in the usual course of its business, certain minor defects in titles which are not material, defects in titles to certain properties which are not essential to the Company's business, and mechanics' lien claims being contested or not of record or for the satisfaction or discharge of which adequate provision has been made by the Company pursuant to the Indenture. This opinion does not cover titles to easements for water flowage purposes or rights of way for electric and or gas transmission and distribution facilities, but the Company has the power of eminent domain in the states in which it operates and such power may be utilized by the Company to cure defects in title to its real property;

        7. The Bonds are secured by and entitled to the benefits of the Indenture equally and ratably, except as to sinking fund provisions, with all other bonds duly issued and outstanding under the Indenture by a valid and direct first mortgage lien of the Indenture on all of the real and fixed properties, leasehold rights, franchises, and permits now owned by the Company, subject only to the exceptions set forth in Paragraph 6 above;

        8. The Bonds also are secured equally and ratably, except as to sinking fund provisions, with all other bonds duly issued and outstanding under the Indenture by a valid and direct first mortgage lien (subject to Permitted Encumbrances as defined in the Indenture) on all real and fixed property hereafter acquired by the Company in conformity with the terms of the Indenture, except as the United States Bankruptcy Code may affect the validity of the lien of such Indenture on property acquired after the commencement of a case under such Code, except as to the prior lien of the Trustee under the Indenture in certain events specified therein, and except as otherwise provided in the Indenture in the case of consolidation, merger, or transfer of all the mortgaged and pledged property as an entirety;

        9. The issuance of the Bonds in accordance with the terms of the Indenture and the sale and delivery thereof pursuant to the provisions of the Underwriting Agreement has been duly authorized by the Company; the statements made under the captions "Description of New Bonds" and "Supplemental Description of Offered Bonds" in the Prospectus, insofar as they purport to summarize provisions of documents specifically referred to therein, fairly present the information called for with respect thereto by Form S-3; the Bonds are in due legal form, constitute legal, valid, and binding obligations of the Company, and (subject to the qualification expressed in Paragraph 4 above with respect to the validity and enforceability of certain of the provisions of the Indenture) are enforceable in accordance with their terms;

        10. The consummation of the transactions contemplated in the Underwriting Agreement and the fulfillment of the terms thereof and compliance by the Company with all the terms and provisions of the Indenture will not result in a breach of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust or other agreement or instrument known to me to which the Company is a party or by which it is bound, or the Restated

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    Articles of Incorporation, as amended, or By-laws of the Company or, to the best of my knowledge, any order, rule or regulation applicable to the Company of any court or of any federal or state regulatory body or administrative agency or other governmental body having jurisdiction over the Company or its property;

        11. The Registration Statement has become effective under the Act. The Prospectus Supplement (as defined in the Underwriting Agreement) has been filed pursuant to Rule 424(b) under the Act and no proceedings for a stop order have been instituted or to my knowledge are pending or threatened under Section 8(d) of the Act; the Public Service Commission of Wisconsin has issued its order authorizing the issuance and sale of the Bonds; the Indenture has been duly qualified under the Trust Indenture Act of 1939, as amended; and no further approval of, authorization, consent certificate or order of any governmental body, federal, state or other, is required in connection with the issuance and sale of the Bonds by the Company to you as provided in the Underwriting Agreement, except as may be required by "blue sky" or state securities laws;

        12. At the time the Registration Statement became effective and at the date of the Underwriting Agreement, the Registration Statement (other than the financial statements and supporting schedules included therein, as to which no opinion is rendered) complied as to form in all material respects with the requirements of the Act, the Trust Indenture Act of 1939, as amended, and the rules and regulations thereunder;

        13. I do not know of any legal or governmental proceedings required to be described in the Prospectus which are not described as required, nor of any contracts or documents of a character required to be described in the Registration Statement or Prospectus or to be filed as exhibits to the Registration Statement which are not described and filed as required.

        14. The Company has all necessary power under statutory provisions and permits to use its operating electric and gas properties; and

        15. All statements contained in the Registration Statement and Prospectus purporting to set forth my opinion or to be based upon my opinion correctly set forth my opinion on said respective matters.

    In the course of my participation in the preparation of the Registration Statement and Prospectus I made investigations as to the accuracy of certain of the statements of fact contained therein, I discussed other matters with officers, employees and representatives of the Company, and I examined various corporate records and data. While I do not pass upon and do not assume responsibility for and shall not be deemed to have independently verified the accuracy, completeness or fairness of the Registration Statement or the Prospectus (except as to matters set forth in Paragraphs 12 and 15 above), nothing has come to my attention that would lead me to believe that the Registration Statement at the time it became effective or at the date of the Underwriting Agreement contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus at the date of the Underwriting Agreement or as of the date hereof contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

    In giving my opinion under Paragraph 6 above, I have relied upon examinations of abstracts of titles to properties of the Company, said abstracts bearing various dates, and nothing has come to my attention which would lead me to believe that anything has occurred since the dates of the abstracts which would adversely affect the titles shown on the abstracts. In giving opinions as to titles to property of the Company, I also, in certain instances, relied upon the opinion of other counsel employed or retained by the Company to render opinions in respect thereto.

                                          Respectfully submitted,

                                          By ___________________________________
                                                     John P. Moore, Jr.
                                                       General Counsel

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